ING Investors Trust

ING DFA Global Allocation Portfolio

(“Portfolio”)

Supplement dated June 3, 2013

to the Portfolio’s Adviser Class Prospectus, Institutional Class Prospectus, and

Service Class Prospectus and

Statement of Additional Information
each dated April 30, 2013

On May 23, 2013, the Portfolio’s Board of Trustees approved a proposal to liquidate the Portfolio. The proposed liquidation is subject to approval by shareholders of the Portfolio. A proxy statement detailing the proposed liquidation is expected to be mailed to the Portfolio’s shareholders on or about July 17, 2013, and a shareholder meeting for the proposed liquidation is scheduled to be held on or about August 20, 2013. The Portfolio will notify its shareholders if shareholder approval of the proposed liquidation is not obtained. If shareholder approval of the proposed liquidation is obtained, it is expected that the liquidation will take place on or about September 6, 2013. You will be receiving an additional communication from the Portfolio explaining the liquidation as well as providing information regarding your exchange options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE